UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 9, 2024

Key Tronic Corporation
(Exact name of registrant as specified in its charter)

Washington		0-11559	91-0849125
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road	Spokane Valley,	Washington	99216
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (509) 928-8000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	KTCC	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On October 9, 2024, Key Tronic Corporation (the "Company") and certain of its domestic subsidiaries executed the Sixth Amendment (the “Amendment”) to the Loan, Guaranty, and Security Agreement, dated as of August 14, 2020 (as amended from time to time, the “Loan Agreement”), effective as of October 9, 2024, with Bank of America, N.A., as agent, sole lead arranger, sole bookrunner, and lender.

The Amendment waived existing events of default relating to non-compliance with (a) prescribed fixed charge coverage ratios for the periods ending June 29, 2024 and July 27, 2024 and (b) delivering audited financial statements within 90 days of the Company's fiscal year-end. The Amendment increased the interest rate by 50 basis points beginning on October 9, 2024 so that the applicable margin on base rate loans will now be 3.50% and term SOFR loans will now be 4.50%. In addition, the Amendment increased the availability block, which limits available borrowing under the Loan Agreement, from $8 million to $10 million, with further increases to $11 million and $12 million to be effective on December 31, 2024 and March 31, 2025, respectively.

The foregoing description is not complete and is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)Exhibits

Exhibit Number	Description
10.1	Sixth Amendment to Loan, Guaranty and Security Agreement, dated September 27, 2024, among the Company, Bank of America, N.A. and certain other parties

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION (Registrant)
Date: October 10, 2024

	By:	/s/ Anthony G. Voorhees
Anthony G. Voorhees, Executive Vice President of Administration, CFO and Treasurer
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